UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2013

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As reported in the The ServiceMaster Company’s (“ServiceMaster” or “we”) Form 10-Q for the quarterly period ended September 30, 2013 (the “Form 10-Q”), filed with the SEC on November 14, 2013, ServiceMaster Global Holdings, Inc. (“Holdings”), the indirect parent corporation of ServiceMaster, is planning a transaction (the “Transaction”) to spin off our TruGreen business through a tax-free, pro rata dividend to the stockholders of Holdings, with a target effective date of December 31, 2013.  Over the past two years, TruGreen’s financial performance has declined substantially, in contrast to ServiceMaster’s other business segments.  Over the same period, we incurred impairment charges to TruGreen’s goodwill and trade name of an aggregate of approximately $1.6 billion, reflecting impairment charges of $913 million in 2012 and $673 million in the first nine months of 2013.

TruGreen’s Operating Performance, as defined in the Form 10-Q and adjusted for proportional allocation of corporate overhead, and cash flow (calculated based upon Operating Performance less allocated corporate overhead, capital expenditures and capital lease payments) are each projected to be negative for 2013.  While we project that TruGreen’s Operating Performance (as adjusted for proportional allocation of corporate overhead) for 2014 will improve, TruGreen’s 2014 cash flow is projected to be negligible.

We believe that the Transaction would accelerate a future public offering of Holdings, the proceeds of which we currently expect to use primarily to reduce ServiceMaster’s indebtedness.  Our intent as communicated to the IRS, as part of the private letter ruling for the Transaction, is that Holdings will pursue an IPO within one year of the separation of TruGreen, subject to prevailing market and business conditions and regulatory review.  We also believe that the Transaction would allow TruGreen’s management the time required to address TruGreen’s current challenges as a private company.  We project that ServiceMaster’s leverage ratio (defined as total indebtedness, less cash and cash equivalents, divided by Operating Performance) as of December 31, 2013, both before and after giving pro forma effect to the Transaction, will be approximately 7.6x.

The Transaction is subject to certain conditions, including a final determination by our board of directors, with the assistance of outside advisors, that it complies with the terms of our financing agreements, including the restricted payments covenants.  As of September 30, 2013, our restricted payment capacity under our Term Loan Facility and the Indenture governing the senior notes due 2020 was at least approximately $480 million.

Information Regarding Forward-Looking Statements

This report contains forward-looking statements which can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “would,” “could,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms.  Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in a number of places throughout this report and include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, the timing and effects of the Transaction, TruGreen’s projected Operating Performance and cash flow, the timing of an IPO by Holdings and our projected leverage ratio before and after giving pro forma effect to the Transaction.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control.  We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this report.  In addition, even if our results of operations, financial condition and cash flows, and the development of the market segments in which we operate, are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods.

A number of important factors, including, without limitation, the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in ServiceMaster’s reports filed with the Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Such factors include the effects of our substantial debt; changes in interest rates; adverse developments in financial and capital markets; our ability to secure sources of financing or other funding to allow for leasing of commercial vehicles, primarily for Terminix and TruGreen; our ability to successfully implement our strategies, including the separation of TruGreen; changes in the sources and intensity of competition in our markets; adverse weather conditions; increases in commodity prices and operating costs; and the success of, and costs associated with, our restructuring initiatives.  ServiceMaster assumes no obligation to update the information contained herein, which speaks only as of the date hereof.

Non-GAAP Financial Measures

This report contains certain non-GAAP financial measures.  Non-GAAP measures should not be considered as an alternative to GAAP financial measures.  Such non-GAAP measures may not be comparable to similar measures used by other companies, are not measurements of financial performance under GAAP and should not be considered as an alternative to net income or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of cash flow or liquidity.  Management uses non-GAAP financial measures and has presented them in this report because it believes such measures allow investors to understand better the anticipated results of operations and financial condition of ServiceMaster’s and TruGreen’s business and give investors added insight into cash earnings available to service ServiceMaster’s debt.  Reconciliation for forward-looking non-GAAP financial measures is not being provided due to the number of variables in projected results, and thus we do not have currently have sufficient data to estimate the individual adjustments for any such reconciliation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013	THE SERVICEMASTER COMPANY

	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer